UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        8/26/03

Smithtown Bancorp

(Exact name of registrant as specified in its charter)

New York	2-91511	11-2695037

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1 East Main Street, Smithtown, New York 11787

(Address of principal executive offices)

Registrant’s	telephone number, including area code 631-360-9300

SMITHTOWN BANCORP

INDEX

Item 1.	Changes in Control of Registrant – Not Applicable.

Item 2.	Acquisition or Disposition of Assets – Not Applicable.

Item 3.	Bankruptcy or Receivership – Not Applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Item 5.	Other Events and Regulation FD Disclosure – Not Applicable.

Item 6.	Resignations of Registrant’s Directors – Not Applicable.

Item 7.	Financial Statements and Exhibits.

Exhibit 1. Letter from Albrecht, Viggiano, Zureck & Company, P.C. to Securities and Exchange Commission dated August 28, 2003.

Exhibit 2. Letter from Smithtown Bancorp to Securities and Exchange Commission dated August 28, 2003.

Item 8.	Change in Fiscal Year – Not Applicable.

Item 9.	Regulation FD Disclosure – Not Applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics – Not Applicable.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans – Not Applicable.

Item 12.	Results of Operations and Financial Condition – Not Applicable.

Item 4.    Changes in Registrant’s Certifying Accountant

On August 26, 2003, the Audit Committee of the Board of Directors of Smithtown Bancorp, Inc. (“the Company”) approved a change in auditors. The Board of Directors ratified the Audit Committee’s engagement of Crowe Chizek and Company LLC to serve as the Company’s independent public accountants and replacement of Albrecht, Viggiano, Zureck & Company, P.C. as the Company’s independent public accountants, effective immediately.

Albrecht, Viggiano, Zureck & Company, P.C. performed audits of the consolidated financial statements for the two years ended December 31, 2002 and 2001. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2002 , and from December 31, 2002 through the effective date of the Albrecht, Viggiano, Zureck & Company, P.C. termination, there have been no disagreements between the Registrant and Albrecht, Viggiano, Zureck & Company P.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope and procedure, which disagreements would have caused Albrecht, Viggiano, Zureck & Company, P.C. to make reference to the subject matter of such disagreements in connection with its report.

Albrecht, Viggiano, Zureck & Company, P.C. has furnished a letter to the SEC dated August 28, 2003, stating that it agrees with the above statements, and is attached hereto as Exhibit 1.

During the two years ended December 31, 2002, and from December 31, 2002 through engagement of Crowe Chizek and Company LLC as the Registrant’s independent accountant, neither the Registrant nor anyone on its behalf had consulted Crowe Chizek and Company LLC with respect to any accounting, auditing or financial reporting issues involving the Registrant. In particular, there was no discussion with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.

Item 7.    Financial Statements and Exhibits

(a)	Exhibits

1.    Letter of Albrecht, Viggiano, Zureck & Company, P.C. to Securities and Exchange Commission dated August 28, 2003.

2.    Letter of Smithtown Bancorp to Securities and Exchange Commission dated August 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date	September 3, 2003	Smithtown Bancorp
(Registrant)

/S/ ANITA FLOREK
(Signature)*